Severance and Retirement Plans	12 Months Ended
Mar. 31, 2014
Compensation And Retirement Disclosure [Abstract]
Severance and Retirement Plans

13.    Severance and Retirement Plans

The Company and its domestic subsidiaries’ defined benefit severance and retirement plans covering its employees, were terminated or transitioned to new defined contribution plans by March 31, 2012. These plans generally provided retirement benefits and lump-sum severance payments to the employees based on employee’s rates of pay at the time of termination, years of service and certain other factors.

For the year ended March 31, 2012, certain of its domestic subsidiaries terminated existing defined benefit plans and made a transition to new defined contribution plans, resulting in settlement losses. Meanwhile, certain domestic subsidiaries encouraged the voluntary retirement plans, resulting in special granting termination benefits.

Net periodic cost of certain domestic subsidiaries’ plans for the years ended March 31, 2012, included the following components:

Millions of Yen
2012
Service cost—benefits earned during the year	¥132
Interest cost on projected benefit obligation	15
Expected return on plan assets	(14)
Recognized actuarial loss	20
Settlement loss	292
Loss from special termination benefit	769

Net periodic cost	¥1,214

Weighted-average assumptions used to determine net periodic cost for the years ended March 31, 2012 were as follows:

2012
Weighted-average assumptions:
Discount rate	0.9%
Assumed rate of increase in future compensation levels	1.5%
Expected long-term rate of return on plan assets	2.0%

Certain domestic subsidiaries determine the expected long-term rate of return on plan assets of the various asset investments categories. When determining the rate, management considers the current expectations for future returns and the actual historical returns of each plan asset category.

As a result, the Company and its domestic subsidiaries have defined contribution plans.

Certain domestic subsidiaries adopted the defined contribution plans for the year ended March 31, 2012 and the Company and other domestic subsidiaries adopted the defined contribution plans for the year ended March 31, 2014. For the year ended March 31, 2012, certain of its domestic subsidiaries terminated the defined benefit plans and made a transition to the defined contribution plans. Benefit obligations to be contributed to the defined contribution plans was determined as ¥1,759 million, which will be settled in 8 years. As of March 31, 2013, the amount of benefit obligations which has not been settled was ¥520 million, included in other current liabilities of ¥85 million and accrued pension and severance costs of ¥435 million, respectively, in the consolidated balance sheets. As of March 31, 2014, the amount of benefit obligations which has not been settled was ¥420 million, included in other current liabilities of ¥81 million and accrued pension and severance costs of ¥339 million, respectively, in the consolidated balance sheets.

The Company and certain of its domestic subsidiaries’ contributions to the defined contribution plans amounted to ¥249 million and ¥472 million for the years ended March 31, 2013 and 2014, respectively. The expenses were reported as costs and expenses in the consolidated statements of income.

The Company and its domestic subsidiaries have participated in Kanto IT Software Pension Fund (the Fund) as a multi-employer pension plan. The Fund was established pursuant to a Japanese law by multi-employers which are mainly Software and IT industry companies, and is a welfare pension fund for a multi-employer contributory plan. The benefits which the Fund makes are retirement plans, lump-sum severance payments and lump-sum benefits for bereaved family. The Fund is a Japanese domestic plan and thus there is not an Employer Identification Number or a Pension Plan Number under in the U.S. There is not a U.S. Pension Protection Plan Act zone status applicable for the plan. The “FIP/RP Status Pending/Implemented” column indicates plans for which a financial improvement plan (“FIP”) or a rehabilitation plan (“RP”) is either pending or has been implemented. There is no collective bargaining agreement applicable to the plan.

The risks of Participating in a multi-employer plan are different from a single-employer plan in the following aspects; assets contributed to the multi-employer plan by one employer may be used to provide benefits to employees of other participating employers; and if a participating employer stops contributing to the plan, any unfunded obligations of the plan may be borne by the remaining participating employers.

As of March 31, 2012, 2013 and 2014, our participation in the Fund is outlined in the table below. The Fund financial information for the year ended March 31, 2014 was not available at the time of these consolidated financial statements were issued. Therefore, the Company discloses the Fund financial information as of March 31, 2012 and 2013 as these were the most recent dates available.

Pension Funds	EIN/ Pension Plan Number	Pension Protection Act Zone Status		FIP/RP Status Pending/ Implemented		Contributions (Millions of Yen)			Surcharge Imposed		Expiration Date of Agreement
		2013	2014	2013	2014	2012	2013	2014	2013	2014
Kanto IT Software Pension Fund	N/A	N/A	N/A	No	No	781	790	805	No	No	—

The Fund financial statements for the years ended March 31, 2012 and 2013 indicated total plan asset of ¥186,190 million and ¥222,957 million, respectively; total actuarial present value of accumulated benefit obligations of ¥186,649 million and ¥206,135 million, respectively. The fund financial statements for the years ended March 31, 2012 and 2013 indicate that the plan were underfunded by ¥459 million (0.2%) and overfunded by ¥16,822 million (8.2%), respectively.

The employers make matching contributions to the funds up to a certain percentage of each employee’s standard pay. The contributions consist of standard contributions prepared for retirement plans or lump-sum payments, special contributions prepared for amortization of unamortized prior service cost and administrative fee’s contributions prepared for managing the Fund. The employers assume an obligation for contributions to the Fund.

Under the related acts and the terms, the Fund reevaluates the amount of contributions at least every five years in order to be of the value that would allow the maintenance the financial condition now and in the future. The Fund verifies the plan assets would be reserved as planed and agreed with benefit obligation for prior years of service on an annual basis. If the verifications would reveal a shortage of the reserve, the Fund shall resolve the shortage of the reserve by the implementation of additional special contributions.

The Company and its domestic subsidiaries’ contributions to the plan amounted to ¥781 million, ¥790 million and ¥805 million for the years ended March 31, 2012, 2013 and 2014, respectively. The contributions the Company and its domestic subsidiaries made to the Fund represent more than 5% of the total Fund. The expenses were reported as costs and expenses in the consolidated statements of income.

The Company and its domestic subsidiaries’ contributions to the plan are expected to amount to ¥885 million for the year ending March 31, 2015.

The Company has accrued the liability for retirement benefits for their directors and corporate auditors in the amount of ¥1,096 million and ¥1,085 million at March 31, 2013 and 2014, respectively, which is included in accrued pension and severance costs in the accompanying consolidated balance sheets.